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                                                                    EXHIBIT 99.3


                                 AMENDMENT NO. 2
                                       TO
                LOAN AND SECURITY AGREEMENT AND RELATED DOCUMENTS

         THIS AMENDMENT NO. 2 is made and entered into as of November 11, 2002 (the "Amendment") to that certain loan and security agreement dated March 12, 2002 as amended by Amendment No. 1 dated October 9, 2002 (the "Loan Agreement") by and among HOLIDAY RV SUPERSTORES, INC., ("Holiday RV"), a Delaware corporation, (the "Borrower"), the Subsidiaries of Borrower as identified and defined in Loan Agreement AGHI FINANCE CO, LLC, a Delaware limited liability company (the "AGHI"), THE STEPHEN ADAMS LIVING TRUST u.t.a. dated September 15, 1997 (the "Trust"), AGI HOLDING CORP., a Delaware corporation ("Holding") and STEPHEN ADAMS, a Connecticut resident ("Adams"),

                                   WITNESSETH:

         WHEREAS, Borrower proposes to enter into the Fourth Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement Extension (the "Extension Agreement") among Banc of America Specialty Finance, Inc.("Specialty Finance"), Bank of America, N.A. ("Bank of America" and collectively with Specialty Finance called the "Senior Lenders"), Borrower and Borrowers' subsidiaries;

         WHEREAS, in connection with the Extension Agreement, Borrower is required to repay $4.3 million of the outstanding indebtedness owing to the Senior Lenders under the Amended and Restated Loan and Security Agreement dated March 8, 2001 as amended (the "Senior Loan Agreement") among the Senior Lenders, Borrower and Borrower's subsidiaries;

         WHEREAS, Holding has agreed to loan Borrower $3.3 million under the terms of this Amendment and AGHI will loan Borrower an additional $1.0 million under the terms of this Amendment so that Borrower will have the funds to repay the Senior Lenders by $4.3 million as required by the Extension Agreement which loan will be converted to Common Stock in accordance with and subject to the terms of the term sheet dated October 25, 2002 (the "Term Sheet") among Borrower, AGHI and the Trust be converted into Borrower's Common Stock or repaid as provided herein;

         WHEREAS, the Extension Agreement requires that Borrower repay the indebtedness under the Senior Loan Agreement by December 13, 2002 or have Adams or his affiliates purchase at par amount the outstanding balance under the Senior Loan Agreement by December 13, 2002;

         WHEREAS, in connection with the foregoing requirements for the repayment or take-out of the indebtedness owed to the Senior Lenders, Adams has agreed to provide the Senior Lenders the take-out letter agreement in the form of Exhibit 1 attached hereto (the "Commitment Letter") pursuant to the terms of this Amendment;



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         WHEREAS, in connection with the refinancing of the inventory floor plan financing with another lender, Borrower may be required to provide certain credit support in the form of one or more letters of credit; and

         WHEREAS, Borrower has requested that AGHI, the Trust or Holding provide such letters of credit to support a new inventory floor plan credit facility and they are willing to provide such credit support subject to their approval of the amount, duration and other terms of such letters of credit and such new inventory floor plan credit facility,

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Except as otherwise defined in this Amendment, all terms defined in the Loan Agreement are used herein as therein defined.

         2. LOAN BY HOLDING. Upon satisfaction of the conditions set forth in
Section 5 below and on the basis of the collateral securing repayment and of the guaranties of the Holding Note granted and made pursuant to this Amendment, Holding will loan Borrower the sum of $3,300,000 pursuant to the terms of the promissory note attached hereto as Exhibit 2 (the "Holding Note").

         3. COMMITMENT LETTER FROM ADAMS. Upon satisfaction of the conditions set forth in Section 5 below, Adams will execute and deliver the Commitment Letter to the Senior Lenders. In the event Adams or his affiliate (the "Purchaser") purchases the indebtedness owed to the Senior Lenders, (a) Borrower and the Subsidiaries covenant and agree to execute and deliver to Holding and the Purchaser the Fifth Amendment to Amended and Restated Loan and Security Agreement in the form of Exhibit 3 attached hereto (the "Fifth Amendment") when and as such purchase is effected, and (b) Holding and the Purchaser shall execute and deliver the Fifth Amendment to Borrower and the Subsidiaries so that the terms of the Senior Loan Agreement (as defined in the Commitment Letter) are modified to provide that (i) the maturity date of the principal indebtedness under the Senior Loan Agreement shall be November 15, 2004, subject to acceleration as therein provided, (ii) the Holding Note shall be considered a borrowing under the Senior Loan Agreement, and (iii) there will be no further advances under the Senior Loan Agreement.

         4. ADDITIONAL LOAN AND INTEREST ON ADVANCES. Upon satisfaction of the conditions set forth in Section 5 below, AGHI will make an additional loan to Borrower in the amount of $1,000,000, which loan will be converted into Common Stock on the terms and conditions of the Term Sheet or repaid under the terms of this Amendment. Borrower acknowledges that the following loans have been made heretofore by AGHI or the Trust on behalf of AGHI:



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        AMOUNT OF LOAN                              DATE OF LOAN
        --------------                              ------------
        $500,000                                    September 13, 2002
        $150,000                                    September 20, 2002
        $475,000                                    September 30, 2002
        $300,000                                    October 9, 2002
        $305,000                                    October 15, 2002
        $450,000                                    October 30, 2002
        $250,000                                    November 5, 2002

Borrower agrees to pay interest on the foregoing loans, the $1,000,000 additional loan contemplated by the first sentence in this Section 4 and any other advances hereafter made by AGHI or the Trust at the annual rate of 12.75%, compounded monthly from the date of the respective loan, which interest shall be paid in shares of Common Stock at $.62 per share in the event the transactions contemplated by the Term Sheet are consummate and if such transactions are not consummated by December 15, 2002, such loans together with interest thereon shall be due upon demand.

         5. CONDITIONS PRECEDENT. The obligations of Holding to make the loan pursuant to Section 2 above and the obligations of Adams to execute and deliver the Commitment Letter to the Senior Lenders is subject to the following conditions that:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Borrower and its Subsidiaries as modified by this Amendment shall be true and correct, and the Chief Executive Officer and Chief Financial Officer of Borrower shall have delivered a certificate to Holding, Adams, AGHI and the Trust to that effect on the date that the transactions contemplated by Sections 2 and 3 are consummated (the "Closing Date").

                  (b) EXTENSION AGREEMENT. Borrower, its Subsidiaries and the Senior Lenders shall have executed and delivered the Extension Agreement.

                  (c) LEGAL OPINION. Holding, Adams, AGHI and the Trust shall have received the opinion of Akerman Senterfitt & Eidson, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to Purchaser and in substantially the form of Exhibit 4.

         6. AMENDMENT TO TERM SHEET. AGHI and the Trust hereby waive the condition to the transactions contemplated by the Term Sheet that Borrower shall have closed on a new floor plan financing with a new lender in the event the transactions contemplated by the Commitment Letter are closed. In addition, the parties agree that the warrants to purchase Common Stock held by AGHI and the Trust do not need to be exercised or cancelled at the time the transactions contemplated by the Term Sheet are closed and that such warrants shall continue in full force and effect in accordance with their terms if they are not exercised upon consummation of the transactions contemplated by the Term Sheet.



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         7. REPRESENTATIONS AND WARRANTIES. Borrower and the Subsidiaries
represent and warrant to AGHI, the Trust, Holding and Adams that as of the date hereof and as of the Closing Date that the representations and warranties contained in Section 5 of the Loan Agreement are true and correct except as modified in Exhibit 5 attached hereto and except that the representations and warranties in Section 5.05 of the Loan Agreement shall also apply to all Form 10-K, Form 10-Q and Form 8-K Reports filed by Borrower subsequent to the date of the Loan Agreement. For the purposes of the representations and warranties in
Section 5 of the Loan Agreement, the term "Loan Documents" shall include the Loan Agreement as amended by Amendment No. 1 dated and this Amendment and the Holding Note.

         8. LETTER OF CREDIT SUPPORT FOR NEW INVENTORY FLOOR PLAN CREDIT FACILITY. AGHI, the Trust for itself or on behalf of AGHI, or Holding (the "L/C Issuer") will provide one or more letters of credit (each a "Letter of Credit" and collectively the "Letters of Credit") to secure certain obligations of Borrower or its Subsidiaries under a new inventory floor plan credit facility; provided that (a) the terms of such new inventory floor plan credit facility are acceptable to L/C Issuer, in their sole discretion, and (b) the terms of each Letter of Credit, including amount, duration, beneficiary and draft conditions, are acceptable to L/C Issuer in its sole discretion. In consideration of the issuance of any Letters of Credit, Borrower hereby agrees (collectively the "Borrower Letter of Credit Obligations"):

                  (a) to pay or reimburse the L/C Issuer for all costs to procure each Letter of Credit, including letter of credit fees or commissions and legal expenses, and any renewal fees or expenses incurred in connection with the renewal, amendment or extension of any Letter of Credit, which payment or reimbursements shall be due upon demand by the L/C Issuer;

                  (b) to reimburse the L/C Issuer for the amount of any draws or drafts on the Letters of Credit upon demand of the L/C Issuer, and

                  (c) to indemnify, defend and hold harmless AGHI, the Trust and Holding and their respective directors, officers, shareholders, managers, governors, members, trustees and beneficiaries from and against any claims, demands or expenses in connection with any dispute, proceeding or other claims relating to the Letters of Credit.

Borrower and the Subsidiaries hereby confirm and agree that the Borrower Letter of Credit Obligations are secured by the grant of the security interest under
Section 4.01 of the Loan Agreement and constitute "Obligations" under and as defined in the Guaranties, the Guarantor Security Agreements and the Mortgages from and by the Subsidiaries.

         9. WARRANTS. In consideration of the issuance of each Letter of Credit, Borrower will, upon issuance of the respective Letter of Credit, execute and deliver to the L/C Issuer a warrant to purchase shares of Common Stock (each a "Letter of Credit Warrant"). The Letter of Credit Warrant shall be in substantially the same form and on the same terms as the Warrants as defined in and attached as Exhibit 8 to the Loan Agreement except that (a) the term of the Letter of Credit Warrant shall be for five years from the date of issuance, (b)



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the exercise price shall be the closing price of the Common Stock on November 1,
2002, the date on which the L/C Issuer agreed to provide the Letter of Credits contemplated hereby, (c) the number of shares subject to the Letter of Credit Warrant shall equal to the face amount of the Letter of Credit divided by the exercise price per share rounded to the nearest whole number, and (d) a proportionate anti-dilution provision will be included in lieu of the full ratchet anti-dilution provision in the Warrant. If any Letter of Credit is renewed or extended, at the option of the L/C Issuer, Borrower shall execute and deliver to the L/C Issuer a new Letter of Credit Warrant on the same terms as provided in the immediately preceding sentence except that the exercise price shall be the closing price of the Common Stock on the date that the Letter of Credit is renewed or extended. In addition, when Borrower executes and delivers a Letter of Credit Warrant pursuant to this paragraph, Borrower shall also execute and deliver a registration rights agreement in substantially the same form as the Registration Rights Agreement as defined in and attached as Exhibit
6 to the Loan Agreement that covers the shares of Common Stock issuable upon exercise of the Letter of Credit Warrant.

         11. DEFINITION OF LENDER. For the purposes of the Loan Agreement and the Guaranty Agreements, Guarantor Security Agreements and the Mortgages by the Guarantors, the term "Lender" shall mean AGHI, the Trust and Holding individually or jointly. As a result of the amendment to the definition of Lender, all amounts previously or hereafter loaned or advanced to or for the benefit of the Borrower by either AGHI, the Trust or Holding as well as all obligations of Borrower and the Guarantors under the Loan Agreement or this Amendment, including the Holding Note and the Borrower Letter of Credit Obligations, shall have the benefits and protections, including security, of the Loan Agreement, the Guaranty Agreements by the Guarantors, the Guaranty Security Agreements and the Mortgages.

         12. CONTINUING FULL FORCE AND EFFECT. As amended hereby, the Loan Agreement, the Guaranty Agreements by the Guarantors, the Guaranty Security Agreements and the Mortgages shall continue in full force and effect.



         [Signatures begin on the next page. The balance of this page is intentionally blank.]



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         IN WITNESS WHEREOF, this Amendment is executed as of the day and year first set forth above.

BORROWER:

HOLIDAY RV SUPERSTORES, INC.


By /s/ Marcus A. Lemonis
   ------------------------------------------------------
   Marcus A. Lemonis, Chief Executive Officer


AGHI:

AGHI FINANCE CO, LLC


By /s/ Paul E. Schedler
   ------------------------------------------------------
   Paul E. Schedler, Chief Financial Officer and Treasurer


THE TRUST:

THE STEPHEN ADAMS LIVING TRUST
u. t. a. dated September 15, 1997


By /s/ Stephen Adams
   ------------------------------------------------------
   Stephen Adams, Trustee


HOLDING:

AGI HOLDING CORP.


By /s/ Paul E. Schedler
   ------------------------------------------------------
   Paul E. Schedler, Vice President


ADAMS:

/s/ Stephen Adams
--------------------------------------------------------
Stephen Adams




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GUARANTORS:

HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC.


By /s/ Marcus A. Lemonis
   ------------------------------------------------------
   Marcus A. Lemonis, Chief Executive Officer


HOLIDAY RV SUPERSTORES WEST, INC.


By /s/ Marcus A. Lemonis
   ------------------------------------------------------
   Marcus A. Lemonis, Chief Executive Officer


HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC.


By /s/ Marcus A. Lemonis
   ------------------------------------------------------
   Marcus A. Lemonis, Chief Executive Officer



COUNTY LINE SELECT CARS, INC.


By /s/ Marcus A. Lemonis
   ------------------------------------------------------
   Marcus A. Lemonis, Chief Executive Officer


HOLIDAY RV RENTAL/LEASING, INC.


By /s/ Marcus A. Lemonis
   ------------------------------------------------------
   Marcus A. Lemonis, Chief Executive Officer


LITTLE VALLEY AUTO & RV SALES, INC.


By /s/ Marcus A. Lemonis
   ------------------------------------------------------
   Marcus A. Lemonis, Chief Executive Officer





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HALL ENTERPRISES, INC.


By /s/ Marcus A. Lemonis
   ------------------------------------------------------
   Marcus A. Lemonis, Chief Executive Officer


HOLIDAY RV ASSURANCE SERVICES, INC.


By /s/ Marcus A. Lemonis
   ------------------------------------------------------
   Marcus A. Lemonis, Chief Executive Officer


RECREATION USA INSURANCE CORPORATION


By /s/ Marcus A. Lemonis
   ------------------------------------------------------
   Marcus A. Lemonis, Chief Executive Officer




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